APPENDIX

                           SOUTHWESTERN ENERGY COMPANY

                            1993 STOCK INCENTIVE PLAN
                (As Amended and Restated as of February 18, 1998)


1.    Purpose of the Plan
      This Southwestern Energy Company 1993 Stock Incentive Plan is intended to promote the interests of the Company and its shareholders by providing the Company's key employees on whose judgment, initiative and efforts the successful conduct of the business of the Company largely depends and who are largely responsible for the management, growth and protection of the business of the Company, with appropriate incentives and rewards to encourage them to continue in the employ of the Company and to maximize their performance.

2.    Definitions
      As used in the Plan, the following definitions apply to the terms indicated below:

           (a) "Board of Directors" shall mean the Board of Directors of the Company.

           (b) "Cause," when used in connection with the termination of a Participant's employment with the Company, shall mean the termination of the Participant's employment by the Company on account of (i) the willful and continued failure by the Participant substantially to perform his duties and obligations to the Company (other than any such failure resulting from his incapacity due to physical or mental illness) or (ii) the willful engaging by the Participant in misconduct which is materially injurious to the Company. For purposes of this Section 2(b), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his action or omission was in the best interests of the Company

           (c) "Cash Bonus" shall mean an award of a bonus payable in cash pursuant to Section 13 hereof.

           (d) "Change in Control" shall mean the occurrence of any of the following:

                (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, an "Acquiring Person") becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, excluding any employee benefit plan sponsored or maintained by the Company (or any trustee of such plan acting as trustee);

                (ii) the Company's stockholders approve an agreement to merge or consolidate the Company with another corporation (other than a corporation 50% or more of which is controlled by, or is under common control with, the Company);

                (iii) any individual who is nominated by the Board of Directors for election to the Board of Directors on any date fails to be so elected as a direct or indirect result of any proxy fight or contested election for positions on the Board;

                (iv) a "change in control" of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act occurs; or

                (v) a majority of the Board determines in its sole and absolute discretion that there has been a Change in Control of the Company or that there will be a Change in Control of the Company upon the occurrence of certain specified events and such events occur.

           (e)  "Code" shall mean the Internal Revenue Code of 1986.

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           (f)  "Committee" shall mean the  Compensation  Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan; provided, however; that the Committee shall at all times consist of two or more persons, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act.

           (g) "Company" shall mean Southwestern Energy Company, an Arkansas corporation, and each of its Subsidiaries.

           (h)  "Company Stock" shall mean the common stock of the Company.

           (i) "Disability" shall mean any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company and applicable to him.

           (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

           (k) the "Fair Market Value" of a share of Company Stock with respect to any day shall be (i) the closing sales price on the immediately preceding business day of a share of Company Stock as reported on the principal securities exchange on which shares of Company Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and ask prices on the immediately preceding business day as reported on the National Association of Securities Dealers Automated Quotation System or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of a share of Company Stock shall not be so reported, the Fair Market Value of a share of Company Stock shall be determined by the Committee in its absolute discretion.

           (1) "Incentive Award" shall mean an Option, LSAR, Tandem SAR, Stand-Alone SAR, share of Restricted Stock, share of Phantom Stock, Stock Bonus or Cash Bonus granted pursuant to the terms of the Plan.

           (m) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the agreement by which it is evidenced.

           (n) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 10(d) hereof.

           (o) "LSAR" shall mean a limited stock appreciation right that is granted pursuant to the provisions of Section 7 hereof and which relates to an Option. Each LSAR shall be exercisable only upon the occurrence of a Change in Control and only in the alternative to the exercise of its related Option.

           (p) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

           (q) "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

           (r) "Participant" shall mean an employee of the Company who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, his successors, heirs, executors and administrators, as the case may be.

           (s) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

           (t) "Phantom Stock" shall mean the right to receive in cash the Fair Market Value of a share of Company Stock, which right is granted pursuant to Section 11 hereof and subject to the terms and conditions contained therein.

           (u) "Plan" shall mean the Southwestern Energy Company 1993 Stock Incentive Plan, as it may be amended from time to time.

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           (v)  "Restricted  Stock" shall mean a share of Company Stock which is granted pursuant to the terms of Section 10 hereof and which is subject to the restrictions set forth in Section 10(c) hereof for so long as such restrictions continue to apply to such share.

           (w) "Securities Act" shall mean the Securities Act of 1933, as amended.

           (x) "Stand-Alone SAR" shall mean a stock appreciation right granted pursuant to Section 9 hereof which is not related to any Option.

           (y) "Stock Bonus" shall mean a grant of a bonus payable in shares of Company Stock pursuant to Section 12 hereof.

           (z) "Subsidiary" shall mean any corporation in which, at the time of reference, the Company owns, directly or indirectly, stock comprising more than fifty percent of the total combined voting power of all classes of stock of such corporation.

           (aa) "Tandem SAR" shall mean a stock appreciation right granted pursuant to Section 8 hereof which is related to an Option. Each Tandem SAR shall be exercisable only to the extent its related Option is exercisable and only in the alternative to the exercise of its related Option.

           (bb) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

3.    Stock Subject to the Plan
      Under the Plan, the Committee may grant to Participants (i) Options, (ii) LSARs, (iii) Tandem SARs, (iv) Stand-Alone SARs, (v) shares of Restricted Stock,
(vi) shares of Phantom Stock, (vii) Stock Bonuses and (viii) Cash Bonuses.

      Subject to adjustment as provided in Section 14 hereof, the Committee may grant: (a) Options, shares of Restricted Stock, and Stock Bonuses under the Plan with respect to a number of shares of Company Stock that in the aggregate, does not exceed 1,700,000 shares; and (b) Stand-Alone SARs, shares of Phantom Stock and Cash Awards with respect to a number of shares of Company Stock that in the aggregate does not exceed 1,700,000 shares.

      To the extent Incentive Awards granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan. To the extent that Options together with any related rights granted under the Plan terminate, expire or are cancelled without having been exercised, or; in the case of LSARs, Stand-Alone SARs or Tandem SARs exercised for cash, new Incentive Awards may be made with respect to the shares covered thereby. In the event that any shares of Restricted Stock or Phantom Stock, or any shares of Company Stock granted in a Stock Bonus are forfeited or cancelled for any reason, such shares (together with any related Cash Bonuses) shall again be available for grants under the Plan; provided that, if and to the extent required under Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, no shares of Company Stock in respect of a forfeited Stock Bonus or grant of Restricted Stock shall again be available for grant to the extent that, prior to such forfeiture, the Participant had any benefits of ownership such as the present right to receive dividends distributed with respect thereto.

     Shares of Company Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

4.    Administration of the Plan
      The Plan shall be administered by the Committee. The Committee shall from time to time designate the key employees of the Company who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

      The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate. Decisions of the Committee shall be final and binding

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on all parties.

      The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable or otherwise adjust, to the extent consistent with other provisions of the Plan, any of the terms of such Option or Stand-Alone SAR other than a downward adjustment to the exercise price, (ii) accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock granted under the Plan or otherwise adjust any of the terms of such Restricted Stock and (iii) accelerate the Vesting Date or waive any condition imposed hereunder, with respect to any share of Phantom Stock granted under the Plan or otherwise adjust any of the terms of such Phantom Stock.

      In addition, the Committee may, in its absolute discretion and without amendment to the Plan, grant Incentive Awards of any type to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards of the same or any other type as the Committee specifies. Notwithstanding Section 3 herein, prior to the surrender of such other Incentive Awards, Incentive Awards granted pursuant to the preceding sentence of this Section 4 shall not count against the limits set forth in such
Section 3. However, stock options and stock appreciation rights may not be surrendered for other stock options or stock appreciation rights with a lower exercise price unless both count towards the aggregate limitations under the Stock Plan.

      Whether  an  authorized  leave of  absence,  or  absence  in  military  or
government  service,   shall  constitute  termination  of  employment  shall  be
determined by the Committee subject to applicable law.

      No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.    Eligibility
      The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such key employees of the Company who are largely responsible for the management, growth and protection of the business of the Company (including officers of the Company, whether or not they are directors of the Company) as the Committee shall select from time to time. Directors who are not employees or officers of the Company shall not be eligible to receive Incentive Awards under the Plan.

6.    Options
      The Committee may grant Options pursuant to the Plan. Such Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

      (a) Identification of Options
      All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options.

      (b) Exercise Price
      The exercise price of any Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Option is granted.

      (c) Term and Exercise of Options
      (1) Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Company Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the Option agreement with respect to such Option; provided, however; that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further; that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

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

      (2) Each Option shall be exercisable in whole or in part; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreements evidencing such Option and any related LSARs and Tandem SARs, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(5) hereof.

      (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreements evidencing the Option and any related LSARs and Tandem SARs, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Committee, in shares of Company Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Company Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

      (4) During the lifetime of a Participant, each Option granted to the Participant shall be exercisable only by the Participant. No Option shall be assignable or transferrable otherwise than by will or by the laws of descent or distribution, nor shall any Option be permitted to be pledged in any manner. However, any Non-Qualified Stock Option, including the right to exercise such option, may also be transferred by a Participant or a subsequent transferee, during the Participant's lifetime, only to: (i) one or more of a Participant's spouse or natural or adopted lineal descendants; or (ii) a trust, partnership, corporation or other similar entity which is owned solely by one or more of the Participant's spouse or natural or adopted lineal descendants or which will hold such Non-Qualified Stock Options solely for the benefit of one or more of such persons.

      (5) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his beneficiary, as the case may be, and delivered to the Participant or his beneficiary, as the case may be, as soon as practicable following the effective date on which the Option is exercised.

      (d) Limitations on Grant of Options
      (1) The maximum number of common shares of stock underlying Options which may be awarded to any single Participant under the Plan is 425,000.

      (2) The aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options granted hereunder are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary corporation" of the Company within the meaning of Section 424 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. In the event that the aggregate Fair Market Value of shares of Company Stock with respect to such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

      (3) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its "subsidiary corporations" (within the meaning of Section 424 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least one hundred and ten percent of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

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      (e) Effect of Termination of Employment
      (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause, Disability or death (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of three months after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however; that no Option shall be exercisable after the expiration of its term.

      (2) In the event that the employment of a Participant with the Company shall terminate on account of the Disability or death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however; that no Option shall be exercisable after the expiration of its term.

      (3) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

      (4) Notwithstanding anything to the contrary contained herein, in the event that the employment of a Participant with the Company shall terminate for death, disability or retirement, the Committee may waive the accelerated expiration provisions of subsection 6(e) as they apply to any or all Non-Qualified Stock Options or any or all stand alone SARs granted to the Participant, to the extent that they were exercisable at the time of such termination, so that they shall remain exercisable until the expiration of their term. Non-Qualified Stock Options or stand alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however; that a Non-Qualified Stock Option and a stand alone SAR shall not be exercisable after the expiration of its term.

      (f) Acceleration of Exercise Date Upon Change in Control
      Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

7.    Limited SARs

      The Committee may grant in connection with any Option granted hereunder one or more LSARs relating to a number of shares of Company Stock less than or equal to the number of shares of Company Stock subject to the related Option. An LSAR may be granted at the same time as, or, in the case of a Non-Qualified Stock Option, subsequent to the time that, its related Option is granted. Each LSAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each LSAR granted hereunder shall be subject to the following terms and conditions:

      (a) Benefit Upon Exercise
      (1) The exercise of an LSAR relating to a Non-Qualified Stock Option with respect to any number of shares of Company Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per share of Company Stock paid in the Change in Control in connection with which such LSAR became exercisable and (B) the Fair Market Value of a share of Company Stock on the date of such Change in Control over (ii) the exercise price of the related Option. Such payment shall be made as soon as practicable, but in no event later than the expiration of five business days after the effective date of such exercise.

      (2) The exercise of an LSAR relating to an Incentive Stock Option with respect to any number of shares of Company Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Company Stock on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be made as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

      (b) Term and Exercise of LSARs

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      (1) An LSAR shall be exercisable only during the period  commencing on the first day following the occurrence of a Change in Control and terminating on the expiration of sixty days after such date. Notwithstanding the preceding sentence of this Section 7(b), in the event that an LSAR held by any Participant who is or may be subject to the provisions of Section 16(b) of the Exchange Act becomes exercisable prior to the expiration of six months following the date on which it is granted, then the LSAR shall also be exercisable during the period commencing on the first day immediately following the expiration of such six month period
and   terminating   on  the  expiration  of  sixty  days  following  such  date.
Notwithstanding anything else herein, an LSAR relating to an Incentive Stock Option may be exercised with respect to a share of Company Stock only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share. Notwithstanding anything else herein, an LSAR may be exercised only if and to the extent that the Option to which it relates is exercisable.

      (2) The exercise of an LSAR with respect to a number of shares of Company Stock shall cause the immediate and automatic cancellation of the Option to which it relates with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph (2)), with respect to a number of shares of Company Stock, shall cause the cancellation of the LSAR related to it with respect to an equal number of shares.

      (3) Each LSAR shall be exercisable in whole or in part; provided, that no partial exercise of an LSAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of an LSAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an LSAR, the agreements evidencing the LSAR, the related Option and any Tandem SARs related to such Option, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such LSAR together with the payment described in Paragraph 7(a)(1) or (2) hereof, as applicable.

      (4) During the lifetime of a Participant, each LSAR granted to him shall be exercisable only by him. No LSAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution and otherwise than together with its related Option, nor shall any LSAR be permitted to be pledged in any manner.

      (5) An LSAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreements evidencing the LSAR, the related Option and any Tandem SARs relating to such Option, shall specify the number of shares of Company Stock with respect to which the LSAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him.

8.    Tandem SARs
      The Committee may grant in connection with any Option granted hereunder one or more Tandem SARs relating to a number of shares of Company Stock less than or equal to the number of shares of Company Stock subject to the related Option. A Tandem SAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. Each Tandem SAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Tandem SARs shall comply with and be subject to the following terms and conditions:

      (a) Benefit Upon Exercise
      The exercise of a Tandem SAR with respect to any number of shares of Company Stock shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Company Stock on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be made as soon as practicable, but in no event later than the expiration of five business days, after the effective date of such exercise.

      (b) Term and Exercise of Tandem SAR
      (1) A Tandem SAR shall be exercisable at the same time and to the same extent (on a proportional basis, with any fractional amount being rounded down to the immediately preceding whole number) as its related Option. Notwithstanding the first sentence of this Section 8(b)(1), (i) a Tandem SAR shall not be exercisable at any time that an LSAR related to the Option to which the Tandem SAR is related is exercisable and (ii) a Tandem SAR relating to an Incentive Stock Option may be exercised with respect to a share of Company Stock only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share.

      (2) The exercise of a Tandem SAR with respect to a number of shares of Company Stock shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph (2)), with respect to a number of shares of Company Stock shall cause the automatic and immediate cancellation of its related Tandem SARs to the extent that the number of shares of Company Stock subject to such Option after such exercise, cancellation, termination or expiration is less than the number of shares subject to such Tandem SARs. Such Tandem SARs shall be cancelled in the order in which they became exercisable.

      (3) Each Tandem SAR shall be exercisable in whole or in part; provided, that no partial exercise of a Tandem SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Tandem SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Tandem SAR, the agreements evidencing such Tandem SAR, its related Option and LSARs relating to such Option, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such Tandem SAR together with the payment described in Section 8(a) hereof.

      (4) During the lifetime of a Participant, each Tandem SAR granted to him shall be exercisable only by him. No Tandem SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution and otherwise than together with its related Option, nor shall any Tandem SAR be permitted to be pledged in any manner.

      (5) A Tandem SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreements evidencing the Tandem SAR, its related Option and any LSARs related to such Option, shall specify the number of shares of Company Stock with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him.

9.    Stand-Alone SARs
      The Committee may grant Stand-Alone SARs pursuant to the Plan, which Stand-Alone SARs shall be evidenced by agreements in such form as the Committee shall from time to time approve. Stand-Alone SARs shall comply with and be subject to the following terms and conditions:

      (a) Exercise Price
      The exercise price of any Stand-Alone SAR granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Stand Alone SAR is granted.

      (b) Benefit Upon Exercise
      (1) The exercise of a Stand-Alone SAR with respect to any number of shares of Company Stock prior to the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Company Stock on the exercise date over (ii) the exercise price of the Stand-Alone SAR.

      (2) The exercise of a Stand-Alone SAR with respect to any number of shares of Company Stock on or after the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per share of Company Stock paid in connection with such Change in Control and (B) the Fair Market Value of a share of Company Stock on the date of such Change in Control over (ii) the exercise price of the Stand-Alone SAR.

      (3) All payments under this Section 9(b) shall be made as soon as practicable, but in no event later than five business days, after the effective date of the exercise.

      (c) Term and Exercise of Stand-Alone SARs

      (1) Each Stand-Alone SAR shall be exercisable on such date or dates, during such period and for such number of shares of Company Stock as shall be determined by the Committee and set forth in the Stand-Alone SAR agreement with respect to such Stand-Alone SAR; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of ten years from the date such Stand-Alone SAR was granted; and, provided, further; that each Stand-Alone SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

      (2) Each Stand-Alone SAR may be exercised in whole or in part; provided, that no partial exercise of a Stand-Alone SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Stand-Alone SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Stand-Alone SAR, the agreement evidencing such Stand-Alone SAR, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such Stand-Alone SAR together with the payment described in Section 9(b)(1) or 9(b)(2) hereof.

      (3) A Stand-Alone SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreement evidencing the Stand-Alone SAR, shall specify the number of shares of Company Stock with respect to which the Stand-Alone SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case the agreement evidencing the Stand-Alone SAR shall be returned to him.

      (4) During the lifetime of a Participant, each Stand-Alone SAR granted to him shall be exercisable only by him. No Stand-Alone SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution, nor shall any Stand-Alone SARs be permitted to be pledged in any manner.

      (d) Effect of Termination of Employment

      (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause, Disability or death (i) Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of three months after such termination, on which date they shall expire, and (ii) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however; that no Stand-Alone SAR shall be exercisable after the expiration of its term.

      (2) In the event that the employment of a Participant with the Company shall terminate on account of the Disability or death of the Participant (i) Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however; that no Stand-Alone SAR shall be exercisable after the expiration of its term.

      (3) In the event of the termination of a Participant's employment for Cause, all outstanding Stand-Alone SARs granted to such Participant shall expire at the commencement of business on the date of such termination.

      (e) Acceleration of Exercise Date Upon Change in Control
      Upon the occurrence of a Change in Control, any Stand-Alone SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

10.   Restricted Stock
      The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

      (a) Issue Date and Vesting Date
      At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections 10(c) and 10(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 10(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 10(b) hereof are satisfied, and except as provided in Sections 10(c) and 10(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 10(c) hereof shall cease to apply to such share.

      (b) Conditions to Vesting
      At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant of such shares.

      (c) Restrictions on Transfer Prior to Vesting
      Prior to the  vesting of a share of  Restricted  Stock,  no  transfer of a
Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

      (d) Issuance of Certificates
      (1) Except as provided in Sections 10(c) or 10(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Southwestern Energy Company 1993 Stock Incentive Plan and an Agreement entered into between the registered owner of such shares and Southwestern Energy Company A copy of the Plan and Agreement is on file in the office of the Secretary of Southwestern Energy Company, 1083 Sain Street, Fayetteville, Arkansas 72702-1408.

Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

      (2) Each certificate issued pursuant to Section 10(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company. The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

      (e) Consequences Upon Vesting
      Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 10(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 10(d)(1) hereof together with any other property of the Participant held by the custodian pursuant to Section 14(b) hereof.

      (f) Effect of Termination of Employment
      (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or cancelled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall initially be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 10(b). Such proportion may be equal to zero.

      (2) In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

      (g) Effect of Change in Control
      Upon the occurrence of a Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occurred), or been cancelled or forfeited pursuant to any provision hereof, shall immediately vest.

11.   Phantom Stock
      The Committee may grant shares of Phantom Stock pursuant to the Plan. Each grant of shares of Phantom Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Phantom Stock shall comply with and be subject to the following terms and conditions:

      (a) Vesting Date
      At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) hereof are satisfied, and except as provided in Section 11(d) hereof, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

      (b) Benefit Upon Vesting

      Upon the vesting of a share of Phantom Stock, a Participant shall be entitled to receive in cash, within 30 days of the date on which such share vests, an amount in cash in a lump sum equal to the sum of (i) the Fair Market Value of a share of Company Stock on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Company Stock during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

      (c) Conditions to Vesting
      At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant of such shares of Phantom Stock.

      (d) Effect of Termination of Employment
      (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Phantom Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or cancelled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence initially shall be determined by the Committee at the time of the grant of such shares of Phantom Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 11(c). Such proportion may be equal to zero.

      (2) In the event of the termination of a Participant's employment for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

      (e) Effect of Change in Control
      Upon the occurrence of a Change in Control, all shares of Phantom Stock which have not theretofore vested, or been cancelled or forfeited pursuant to any provision hereof, shall immediately vest.

12.   Stock Bonuses
      The Committee may grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such

Stock Bonus. Certificates for shares of Company Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

13.   Cash Bonuses
      The Committee may, in its absolute discretion, in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter; grant a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such grant of Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine from time to time; provided, however; that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.

14.   Adjustment Upon Changes in Company Stock

      (a) Shares Available for Grants
      In the event of any change in the number of shares of Company Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Company Stock with respect to which the Committee may grant Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock, Stock Bonuses and Cash Bonuses shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Company Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Company Stock with respect to which Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock, Stock Bonuses and Cash Bonuses may be granted as the Committee may deem appropriate.

      (b) Outstanding Restricted Stock and Phantom Stock
      Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of Restricted Stock vests, and shall be promptly deposited with the custodian designated pursuant to Paragraph 10(d)(2) hereof.

      The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of shares of Phantom Stock, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

      (c) Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs -Increase or Decrease in Issued Shares Without Consideration
      Subject to any required action by the shareholders of the Company in the event of any increase or decrease in the number of issued shares of Company Stock resulting from a subdivision or consolidation of shares of Company Stock or the payment of a stock dividend (but only on the shares of Company Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of Company Stock subject to each outstanding Option, LSAR, Tandem SAR and Stand-Alone SAR, and the exercise price per share of Company Stock of each such Option, LSAR, Tandem SAR and Stand-Alone SAR.

      (d) Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs - Certain Mergers
      Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Company Stock receive securities of another corporation), each Option, LSAR, Tandem SAR and Stand-Alone SAR outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Company Stock subject to such Option, LSAR, Tandem SAR or Stand-Alone SAR would have received in such merger or consolidation.

      (e) Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs - Certain Other Transactions
      In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Company Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

           (i) cancel, effective immediately prior to the occurrence of such event, each Option (including each LSAR and Tandem-SAR related thereto) and Stand-Alone SAR outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or Stand-Alone SAR was granted an amount in cash, for each share of Company Stock subject to such Option or Stand-Alone SAR, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Company Stock as a result of such event over (B) the exercise price of such Option or Stand-Alone SAR; or

          (ii) provide for the exchange of each Option (including any related LSAR or Tandem SAR) and Stand-Alone SAR outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property for which such Option or Stand-Alone SAR is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option or stock appreciation right or, if appropriate, provide for a cash payment to the Participant to whom such Option or Stand-Alone SAR was granted in partial consideration for the exchange of the Option or Stand-Alone SAR.

      (f) Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs - Other Changes
      In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 14(c),
(d) or (e) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options, LSARs, Tandem SARs or Stand-Alone SARs outstanding on the date on which such change occurs and in the per-share exercise price of each such Option, LSAR, Tandem SAR and Stand-Alone SAR as the Committee may consider appropriate to prevent dilution or enlargement of rights.

      (g) No Other Rights
      Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Company Stock subject to an Incentive Award or the exercise price of any Option, LSAR, Tandem SAR or Stand-Alone SAR.

15.   Rights as a Stockholder
      No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 14 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

16.   No Special Employment Rights; No Right to Incentive Award
      Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

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

      No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

17.   Securities Matters
      (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of the New York Stock Exchange and any other securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

      (b) The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Company Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of the New York Stock Exchange and any other securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Company Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

18.   Withholding Taxes
      (a) Cash Remittance
      Whenever shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise of an LSAR, Tandem SAR or Stand-Alone SAR, the grant of a Cash Bonus or the making of a payment with respect to a share of Phantom Stock, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant.

      (b) Stock Remittance
      Subject to Section 18(d) hereof at the election of the Participant, subject to the approval of the Committee, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, in lieu of the remittance required by Section 18(a) hereof, the Participant may tender to the Company a number of shares of Company Stock determined by such Participant, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

      (c) Stock Withholding
      The Company shall have the right, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, in lieu of requiring the remittance required by Section 18(a) hereof, to withhold a number of such shares, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local

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

withholding tax requirements, if any, attributable to such exercise, occurrence or grant and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

      (d) Timing and Method of Elections
      Notwithstanding any other provisions of the Plan, a Participant who is subject to Section 16(b) of the Exchange Act may not make the election described in Section 18(b) hereof prior to the expiration of six months after the date on which the applicable Option, share of Restricted Stock or Stock Bonus was granted, except in the event of the death or Disability of the Participant. A Participant who is subject to Section 16(b) of the Exchange Act may not make such election other than (i) during the 10-day window period beginning on the third business day following the date of release for publication of the Company's quarterly and annual summary statements of sales and earnings and ending on the twelfth business day following such date or (ii) at least six months prior to the date such election is made. Such elections shall be irrevocable and shall be made by the delivery to the Company's principal office, to the attention of its Secretary, of a written notice signed by the Participant.

19.   Amendment or Termination of the Plan
      The Board of Directors may, at any time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however; that no amendment shall be effective without the approval of the shareholders of the Company, that (i) except as provided in Section 14 hereof, increases the number of shares of Company Stock that may be issued under the Plan, (ii) materially increases the benefits accruing to individuals pursuant to the Plan, (iii) materially modifies the requirements as to eligibility for participation in the Plan, or (iv) would otherwise materially alter the Plan. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Incentive Award. Nothing herein shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

20.   No Obligation to Exercise
      The grant to a Participant of an Option, LSAR, Tandem SAR or Stand-Alone SAR shall impose no obligation upon such Participant to exercise such Option, LSAR, Tandem SAR or Stand-Alone SAR.

21.   Transfers Upon Death
      Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award. Except as provided in this Section 21, no Incentive Award shall be transferable, and shall be exercisable only by a Participant during the Participant's lifetime.

22.   Expenses and Receipts
      The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

23.   Failure to Comply
      In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or beneficiary) evidencing an Incentive Award, unless such failure is remedied by such Participant (or beneficiary) within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

24.   Effective Date of Plan
      The Plan was adopted by the Board of Directors on April 7, 1993, subject to approval by the shareholders of the Company at their annual meeting on May 26, 1993 in accordance with applicable law, the requirements of Section 422

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

of the Code and the requirements of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act. Incentive Awards maybe granted under the Plan at any time prior to the receipt of such shareholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option, LSAR, Tandem SAR or Stand-Alone SAR may be exercised prior to the receipt of such approval, no share certificate shall be issued pursuant to a grant of Restricted Stock or Stock Bonus prior to the receipt of such approval and no Cash Bonus or payment with respect to a share of Phantom Stock shall be paid prior to the receipt of such approval. If the Plan is not so approved prior to December 31, 1993, then the Plan and all Incentive Awards then outstanding hereunder shall forthwith automatically terminate and be of no force and effect.

25.   Term of the Plan
      The right to grant Incentive Awards under the Plan will terminate upon the expiration of 10 years after the Effective Date of the Plan.

26.   Applicable Law
      Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Arkansas, without reference to the principles of conflicts of law.

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